UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 16, 2011

CIFC DEERFIELD CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32551	20-2008622
(Commission File Number)	(IRS Employer Identification No.)

250 Park Avenue, 5th Floor New York, NY	10177
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 624-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition

On May 16, 2011, CIFC Deerfield Corp. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended March 31, 2011.  A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1      Press release, dated May 16, 2011, furnished herewith

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIFC DEERFIELD CORP.

Date: May 16, 2011	By:	/s/ Robert A. Contreras
Robert A. Contreras
General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated May 16, 2011, furnished herewith